                                                                   Exhibit 10.19

May 20, 1996


All Parties on Attached
Distribution List:

     Papa John's International, Inc. ("PJI") hereby waives, with respect to each of the companies listed on Exhibit A attached hereto and made a part hereof (collectively, the "Extra Cheese Affiliates"), all of which have at least one common shareholder or owner with Extra Cheese, Inc., the right of first refusal that PJI has to acquire the stock or other ownership interests or assets of each of the Extra Cheese Affiliates, but only so as to allow the acquisition of the stock or ownership interests or assets of each such Extra Cheese Affiliate by Extra Cheese, Inc., PJ America, Inc. or one of its other affiliates, free of PJI's right of first refusal. PJI will waive all transfer fees ($3,000 per transaction) with respect to any acquisition of any Extra Cheese Affiliate by Extra Cheese, Inc. or PJ America, Inc. or one of its affiliates prior to or within 12 months after Extra Cheese, Inc. or PJ America, Inc. completes its IPO.

                                        Very truly yours,

                                        Papa John's International, Inc.

                                        By: ________________________________

                                        Title: _____________________________
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                                   EXHIBIT A
                                   ---------

MARKET                   ENTITY
- ------                   ------

Alabama                  Extra Cheese, Inc.

Birmingham               Twice the Cheese, Inc.

East Texas               Textra Cheese Corp.

Louisiana                Easy Cheese, L.L.C.
                         Easy Cheese Corp.
                         Birmingham EC Corp.

South Carolina           Lottsa Cheese, Corp.

Virginia                 P.J.V., Inc.
                         P.J.Va., Inc.

Eastern Ohio             Sherfiz, Inc.
                         Sherfiz II Corp.
                         P.J. Cambridge, Inc.
                         SPJ Operating Corp.

Bowling Green, Ohio      BG Cheese Corp.

Michigan BG Cheese Corp. (a separate Michigan corporation is to be formed in the immediate future)

Mobile, Alabama          Say Cheese, Inc.

Iowa                     PJIowa, L.C.

Utah                     PJ Utah, L.L.C.

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